UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 1, 2007

                       ATLANTIC COAST FEDERAL CORPORATION
                       ----------------------------------
             (Exact name of Registrant as specified in its charter)

             Federal                000-50962                59-3764686
             -------                ---------                ----------
  (State or Other Jurisdiction     (Commission            (I.R.S. Employer
        of Incorporation)          File Number)          Identification No.)


                   505 Haines Avenue, Waycross, Georgia 31501
                   ------------------------------------------
                    (Address of principal executive offices)

                                 (800) 342-2824
                                 --------------
               Registrant's telephone number, including area code

                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFCIERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(b) On March 1, 2007, Atlantic Coast Federal Corporation (the "Company") announced that Jon C. Parker, Sr. has resigned as Chief Financial Officer of Atlantic Coast Bank, the Company's wholly owned subsidiary. He will also be resigning from his position as Chief Financial Officer of the Company following a transition period expected to last the next several months. Following the transition period, Mr. Parker will become the Chief Administrative Officer of the Company with oversight of asset and liability management, review of potential acquisitions and other matters.

(c) On March 1, 2007, the Company appointed Dawna Miller, age 40, Chief Financial Officer of Atlantic Coast Bank. She will become the Chief Financial Officer of the Company following the transition period described above. Ms. Miller, a certified public accountant, has worked as an independent business consultant in the Jacksonville, Florida area since 2005. Previously from 2002 to 2005, she served as Vice President and Controller of National Americas Investment, Inc. and Vice President of MSRA Holdings, Inc., units of the National Australia Bank Limited.

         A press release issued by the Company is attached as Exhibit 99.1.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

           (d)   Exhibits.

                 99.1    Press Release dated March 2, 2007



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ATLANTIC COAST FEDERAL CORPORATION


Date: March 6, 2007            By:   /s/   Robert J. Larison, Jr.
                                     -------------------------------------------
                                           Robert J. Larison, Jr.
                                           President and Chief Executive Officer
                                           (Duly Authorized Representative)



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                                  EXHIBIT INDEX

Exhibit
Number             Description of Exhibit(s)
-------            -------------------------

  99.1             Copy of press release issued by the Company on March 2, 2007.